UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2020
  ______________________________________
Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
  ______________________________________

Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

416 South Bell Avenue	Ames	Iowa	50010
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	REGI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 3, 2020, in connection with changes to the organizational construct of the senior leadership team of Renewable Energy Group, Inc. (the “Company”), Chad Stone, Chief Financial Officer of the Company, was appointed Senior Vice President, Commercial Performance of the Company and ceased to serve as the Company’s principal financial officer.
(c) On December 3, 2020, the Board of Directors of the Company appointed Todd Robinson, age 55, as the Company’s Interim Chief Financial Officer.
Mr. Robinson has served as Treasurer of the Company since April 2016, and served as Director, Investor Relations of the Company since February 2014. Prior to joining the Company, Mr. Robinson spent more than 25 years in banking, investment, finance and treasury operations at companies including Wells Fargo, Deloitte, Pioneer Hi-Bred International, Pella Corporation, and HSBC Securities (USA), Inc. Mr. Robinson holds a bachelor’s degree from Iowa State University - College of Business. Mr. Robinson has no family relationships with any of the Company’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On December 3, 2020, the Company issued a press release (the “Press Release”) announcing that the Company is making changes to the organizational construct of its senior leadership team. A copy of the Press Release is furnished as Exhibit 99.1 hereto.
The information contained in this item and the Press Release is being furnished to the Securities and Exchange Commission. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Renewable Energy Group, Inc. dated December 3, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 4, 2020

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Cynthia J. Warner
Cynthia J. Warner
Chief Executive Officer